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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   ________

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                   TiVo Inc.
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(Exact Name of Registrant as Specified in its Charter)

               Delaware                                  77-0463167
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(State of Incorporation or Organization)     (I.R.S. Employer Identification no.


 894 Ross Drive, Suite 100, Sunnyvale, CA                   94089
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(Address of principal executive offices)     (Zip code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [_]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following. [X]

Securities Act registration statement number to which this form relates:
333-83515
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           (if applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

     Title of Each Class                     Name of Each Exchange on Which
     to be Registered                        Each Class is to be Registered
     ----------------                        ------------------------------

     None                                    ______________________________
     ----------------

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, par value $.001
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                               (Title of Class)

                                      1.


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Item 1.   Description of Registrant's Securities to be Registered.
        A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of Capital Stock," commencing at page 61 of the Prospectus included in the Registrant's Form S-1 Registration Statement, No 333-83515, filed with the Securities and Exchange Commission (the "Commission") on July 22, 1999, and Amendment No. 1 to the Registrant's Form S-1 Registration Statement, filed with the Securities and Exchange Commission on August 25, 1999, and is incorporated herein by reference. The description of the Section entitled "Description of Capital Stock" appearing in the Registrant's final prospectus filed pursuant to Rule 424(b) is incorporated herein by reference.


Item 2.      Exhibits.

EXHIBIT
NUMBER     DESCRIPTION
-------    -----------
3.1        Amended and Restated Certificate of Incorporation of the Registrant
           /1/
3.3        Amended and Restated Bylaws of the Registrant/2/
4.2        Amended and Restated Investor Rights Agreement of the Registrant/1/
4.3        Specimen certificate for Registrant's Common Stock/1/






_______________________________
/1/ Filed as exhibit to Registrant's Amendment No.1 to its Form S-1 Registration Statement, filed with the Securities and Exchange Commission on August 25,
1999, and incorporated herein by reference.
/2/ Filed as exhibit to Registrant's Form S-1 Registration Statement, No. 333-83515, filed with the Securities and Exchange Commission on July 22, 1999, and incorporated herein by reference.

                                      2.
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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.



                                        TiVo Inc.
                                        (Registrant)



Date: August 25, 1999                   By: /s/ David H.Courtney
                                           ----------------------------
                                           David H. Courtney
                                           Vice President of Finance and Chief
                                           Financial Officer

                                      3.